LEASES - Maturities of operating lease liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
LEASES
Due within one year	¥ 4,659	$ 666	¥ 2,969
Due in the second year	4,670	668	444
Due in the third year	3,091	442	455
Due in the fourth year	415	60	466
Due in the fifth year			415
Total lease payments	12,835	1,836	4,749
Less: imputed interest	(831)	(119)	(304)
Total	¥ 12,004	$ 1,717	¥ 4,445